Oklo, Centrus Sign Letter of Intent to Purchase Nuclear Fuel for Aurora Powerhouse Deployment in Southern Ohio June 18, 2026 One of the first large-scale commercial high-assay low-enriched uranium (HALEU) supply agreements that could include prepayments from Oklo. Centrus to provide Oklo with enough HALEU to support multiple years of Oklo reactor cores, covering up to five Aurora powerhouses as part of Oklo's planned 1.2 GW Clean Energy Campus. Oklo and Kiewit Nuclear Solutions Co. ("Kiewit") have entered into an MOU intended to support engineering, procurement, and construction planning for the initial planned Aurora powerhouse deployments in southern Ohio. Work expected to bring multi-billion-dollar private clean energy investment and hundreds of jobs to southern Ohio. PIKETON, Ohio, June 18, 2026 /PRNewswire/ -- Oklo Inc. (NYSE: OKLO) ("Oklo"), an advanced nuclear technology company, and Centrus Energy Corp. (NYSE: LEU) ("Centrus"), a uranium enrichment and nuclear fuel services provider, announced today a Letter of Intent under which Centrus agrees to supply enough domestic high-assay low-enriched uranium (HALEU) to power up to five Aurora powerhouses for multiple years, with deliveries to Oklo scheduled to begin in 2029. Centrus will supply HALEU from its American Centrifuge Plant in Pike County, Ohio to support Oklo's planned 1.2 GW power campus in the region.     The agreement, which anticipates a further definitive contract, brings together domestic fuel supply, planned advanced nuclear power generation, customer demand, and project execution in southern Ohio while strengthening fuel certainty for Oklo's planned Aurora powerhouse deployments at a time when access to domestically sourced HALEU remains one of the central constraints facing the advanced nuclear sector. The Letter of Intent could include prepayments from Oklo to Centrus to support fuel supply for Oklo's planned campus buildout and will be further negotiated in a future definitive agreement. It follows Oklo's January 2026 announcement with Meta, which included prepayment to advance project certainty for Oklo's planned Aurora powerhouse campus. Centrus plans to leverage billions in private capital along with the previously announced $900 million HALEU task order from the U.S. Department of Energy. The development advances Oklo's broader southern Ohio deployment strategy by aligning Centrus' enrichment capabilities at Piketon, Oklo's planned Aurora powerhouse campus, established customer demand, and engineering and construction experience from Kiewit, one of North America's largest construction and engineering organizations. "This agreement aligns core elements of advanced nuclear deployment: power generation, fuel, and customer demand," said Oklo co-founder and CEO Jacob DeWitte. "Southern Ohio brings together decades of nuclear experience and a highly qualified workforce that can move advanced nuclear from planning to deployment." "Today's announcement is an important step toward ensuring reliable HALEU supply for next generation reactors and represents a crucial milestone as we work to restore America's ability to enrich uranium at scale," said Centrus President and CEO Amir Vexler. "By connecting advanced nuclear power generation and customer demand with domestic HALEU production in southern Ohio, this agreement helps establish a foundation for a new U.S. advanced nuclear energy hub." The work to establish a commercial supply chain for advanced nuclear fuel and build a campus of Aurora powerhouses will require over 700 full-time construction employees for multiple years across the deployment of sequential units. Oklo also expects each planned powerhouse to support approximately 40 to 50 permanent, well-paying jobs, including technical support, engineering, administration, warehouse and logistics, routine maintenance, and periodic refueling activities. For every eight Aurora powerhouses, an additional 80 to 120 permanent roles will be created to support site-wide operations. Centrus' expansion, which launched late last year, is expected to create 1,000 construction jobs and 300 new operating jobs in Ohio alone, while retaining the 150 jobs that existed at the Piketon plant when the expansion began. Oklo's fast fission Aurora powerhouses are designed to provide reliable clean power under a build-own-operate model, using liquid-metal cooling with low-water requirements, low emissions, and inherent safety characteristics that make the technology well suited to support new industrial growth in southern Ohio. About Oklo Inc.: Oklo Inc. is developing fast fission power plants to deliver clean, reliable, affordable energy at global scale; establishing a domestic supply chain for critical isotopes; and advancing nuclear fuel recycling to convert used nuclear fuel into clean energy. Oklo was the first to receive a site use permit from the U.S. Department of Energy for a commercial advanced fission plant, was awarded fuel from Idaho National Laboratory, and submitted the first custom combined license application for an advanced reactor to the U.S. Nuclear Regulatory Commission. Oklo is also developing advanced fuel recycling technologies in collaboration with the U.S. Department of Energy and U.S. National Laboratories. About Centrus: Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America's uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. Forward-Looking Statements This press release includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which in this context means statements that express Oklo's and Centrus' opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements." The words "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "continue," "might," "possible," "potential," "predict," "project," "goal," "would," "commit," or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Oklo and/or Centrus operates. Such forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Oklo may be materially different from those expressed or implied by these forward-looking statements. The following important risk factors could affect Oklo's future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: risks related to the development and deployment of Oklo's powerhouses, fuel fabrication and fuel recycling facilities, and radioisotope production activities; the risk that Oklo is pursuing an emerging market with no commercial project operating and regulatory uncertainties; risks related to acquisitions, divestitures, or joint ventures we may engage in; the need for financing to construct plants, which remain subject to market, financial, political, and legal conditions; risks related to an inability to raise additional capital to support our business and sustain our growth on favorable terms; the effects of competition; risks related to accessing high-assay low-enriched uranium, plutonium, and other fuels (including recycled fuels) at acceptable costs and under acceptable timelines; risks related to our supply chain; risks related to power purchase agreements; risks related to human capital; risks related to our intellectual property; risks related to cybersecurity and data privacy; changes in applicable laws or regulations, including tariffs; the outcome of any government and regulatory proceedings and investigations and inquiries; and the other factors set forth in our documents we have filed with the U.S. Securities and Exchange Commission (the "SEC"). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties of the other documents filed by Oklo from time to time with the SEC. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on Oklo. There can be no assurance that future developments affecting Oklo will be those that Oklo has anticipated. Oklo undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation, except as may be required by law. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: our ability to conclude negotiations with our customers, including with Oklo, Inc. regarding the Letter of Intent; the war in Ukraine and other geopolitical conflicts; our government contracts, including related to changes to the U.S. government's appropriated funding levels for HALEU and the government's inability to satisfy its obligations, our lease to our facility in Piketon, Ohio; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, who may be less cost sensitive then we are; limitations on our ability to compete in foreign markets; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and our dependence on others for deliveries of LEU; and our ability to successfully implement our planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A – "Risk Factors" in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Centrus: Media -- Dan Leistikow LeistikowD@centrusenergy.com  Investors -- Neal Nagarajan NagarajanNK@centrusenergy.com  Media Contact for Oklo: Bonita Chester, Head of Communications and Media at media@oklo.com  Investor Contact: Sam Doane, Senior Director of Investor Relations at investors@oklo.com    View original content to download multimedia:https://www.prnewswire.com/news-releases/oklo-centrus-sign-letter-of-intent- to-purchase-nuclear-fuel-for-aurora-powerhouse-deployment-in-southern-ohio-302804265.html SOURCE Centrus Energy Corp.